Quarterly Holdings Report
for
Fidelity® Mega Cap Stock Fund
March 31, 2022
GII-NPRT3-0522
1.799848.118
Common Stocks - 95.7%
	Shares	Value ($)
COMMUNICATION SERVICES - 12.7%
Diversified Telecommunication Services - 0.7%
Verizon Communications, Inc.	242,876	12,372,103
Entertainment - 3.2%
Activision Blizzard, Inc.	55,941	4,481,434
Nintendo Co. Ltd. ADR	175,200	11,021,832
The Walt Disney Co. (a)	178,499	24,482,923
Universal Music Group NV	448,499	12,004,398
		51,990,587
Interactive Media & Services - 7.4%
Alphabet, Inc.:
Class A (a)	18,400	51,176,840
Class C (a)	18,140	50,664,839
Meta Platforms, Inc. Class A (a)	85,600	19,034,016
		120,875,695
Media - 1.4%
Comcast Corp. Class A	474,397	22,211,268
TOTAL COMMUNICATION SERVICES		207,449,653
CONSUMER DISCRETIONARY - 4.4%
Automobiles - 0.1%
General Motors Co. (a)	38,500	1,683,990
Hotels, Restaurants & Leisure - 1.6%
Booking Holdings, Inc. (a)	9,298	21,835,888
Marriott International, Inc. Class A (a)	24,500	4,305,875
Starbucks Corp.	6,100	554,917
		26,696,680
Household Durables - 1.0%
Sony Group Corp. sponsored ADR	148,800	15,283,248
Internet & Direct Marketing Retail - 0.6%
Amazon.com, Inc. (a)	2,750	8,964,863
Specialty Retail - 1.1%
Lowe's Companies, Inc.	90,311	18,259,981
Textiles, Apparel & Luxury Goods - 0.0%
NIKE, Inc. Class B	3,100	417,136
TOTAL CONSUMER DISCRETIONARY		71,305,898
CONSUMER STAPLES - 4.4%
Beverages - 2.7%
Diageo PLC	466,041	23,639,733
Keurig Dr. Pepper, Inc.	239,500	9,077,050
The Coca-Cola Co.	167,300	10,372,600
		43,089,383
Food & Staples Retailing - 1.3%
Costco Wholesale Corp.	1,300	748,605
Sysco Corp.	185,299	15,129,663
Walmart, Inc.	38,800	5,778,096
		21,656,364
Food Products - 0.1%
Mondelez International, Inc.	22,100	1,387,438
Tobacco - 0.3%
Altria Group, Inc.	91,200	4,765,200
Swedish Match Co. AB	84,800	639,265
		5,404,465
TOTAL CONSUMER STAPLES		71,537,650
ENERGY - 10.4%
Oil, Gas & Consumable Fuels - 10.4%
Canadian Natural Resources Ltd.	367,100	22,752,858
Exxon Mobil Corp.	1,200,187	99,123,444
Hess Corp. (b)	302,916	32,424,129
Imperial Oil Ltd.	173,700	8,406,071
Phillips 66 Co.	88,700	7,662,793
		170,369,295
FINANCIALS - 14.5%
Banks - 13.0%
Bank of America Corp.	1,667,861	68,749,230
JPMorgan Chase & Co.	270,130	36,824,122
PNC Financial Services Group, Inc.	86,831	16,015,978
Truist Financial Corp.	2,700	153,090
U.S. Bancorp	193,512	10,285,163
Wells Fargo & Co.	1,658,921	80,391,312
		212,418,895
Capital Markets - 0.3%
Charles Schwab Corp.	62,100	5,235,651
Consumer Finance - 0.1%
American Express Co.	8,600	1,608,200
Diversified Financial Services - 1.1%
Berkshire Hathaway, Inc. Class B (a)	47,300	16,692,643
TOTAL FINANCIALS		235,955,389
HEALTH CARE - 12.1%
Health Care Equipment & Supplies - 2.8%
Abbott Laboratories	24,900	2,947,164
Boston Scientific Corp. (a)	529,324	23,443,760
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.)	98,386	3,003,725
Medtronic PLC	153,896	17,074,761
		46,469,410
Health Care Providers & Services - 2.7%
Cigna Corp.	43,162	10,342,047
Humana, Inc.	5,000	2,175,850
UnitedHealth Group, Inc.	60,598	30,903,162
		43,421,059
Life Sciences Tools & Services - 0.5%
Danaher Corp.	26,110	7,658,846
Pharmaceuticals - 6.1%
Bayer AG	155,518	10,637,291
Bristol-Myers Squibb Co.	326,599	23,851,525
Eli Lilly & Co.	27,500	7,875,175
GlaxoSmithKline PLC sponsored ADR	372,833	16,240,605
Johnson & Johnson	142,513	25,257,579
Roche Holding AG (participation certificate)	15,538	6,147,794
Sanofi SA sponsored ADR	199,873	10,261,480
		100,271,449
TOTAL HEALTH CARE		197,820,764
INDUSTRIALS - 13.5%
Aerospace & Defense - 3.3%
Airbus Group NV	113,700	13,720,008
Raytheon Technologies Corp.	125,530	12,436,257
The Boeing Co. (a)	145,200	27,805,800
		53,962,065
Air Freight & Logistics - 1.8%
FedEx Corp.	4,200	971,838
United Parcel Service, Inc. Class B	132,679	28,454,338
		29,426,176
Electrical Equipment - 0.4%
Rockwell Automation, Inc.	25,000	7,000,750
Industrial Conglomerates - 6.3%
General Electric Co.	1,124,904	102,928,716
Machinery - 1.7%
Caterpillar, Inc.	60,900	13,569,738
Deere & Co.	26,900	11,175,874
Epiroc AB (B Shares)	117,200	2,125,889
		26,871,501
TOTAL INDUSTRIALS		220,189,208
INFORMATION TECHNOLOGY - 19.4%
IT Services - 3.6%
Fidelity National Information Services, Inc.	52,900	5,312,218
Fiserv, Inc. (a)	23,000	2,332,200
IBM Corp.	1,100	143,022
Kyndryl Holdings, Inc. (a)	220	2,886
MasterCard, Inc. Class A	24,252	8,667,180
PayPal Holdings, Inc. (a)	46,000	5,319,900
Twilio, Inc. Class A (a)	30,800	5,076,148
Visa, Inc. Class A	143,688	31,865,688
		58,719,242
Semiconductors & Semiconductor Equipment - 3.7%
Applied Materials, Inc.	133,574	17,605,053
ASML Holding NV	5,136	3,430,488
Intel Corp.	175,000	8,673,000
Lam Research Corp.	20,100	10,805,961
Qualcomm, Inc.	130,716	19,976,019
		60,490,521
Software - 7.2%
Adobe, Inc. (a)	8,500	3,872,770
Microsoft Corp.	327,466	100,961,042
Salesforce.com, Inc. (a)	12,800	2,717,696
SAP SE sponsored ADR	87,800	9,742,288
		117,293,796
Technology Hardware, Storage & Peripherals - 4.9%
Apple, Inc. (b)	455,232	79,488,060
TOTAL INFORMATION TECHNOLOGY		315,991,619
MATERIALS - 3.5%
Chemicals - 0.7%
DuPont de Nemours, Inc.	148,828	10,950,764
Linde PLC	4,500	1,437,435
		12,388,199
Metals & Mining - 2.8%
Freeport-McMoRan, Inc.	740,800	36,847,392
Glencore Xstrata PLC	1,318,900	8,581,699
		45,429,091
TOTAL MATERIALS		57,817,290
REAL ESTATE - 0.7%
Equity Real Estate Investment Trusts (REITs) - 0.7%
American Tower Corp.	8,500	2,135,370
Simon Property Group, Inc.	67,300	8,853,988
		10,989,358
UTILITIES - 0.1%
Electric Utilities - 0.1%
Southern Co.	17,800	1,290,678
TOTAL COMMON STOCKS (Cost $941,213,402)		1,560,716,802

Other - 0.1%
	Shares	Value ($)
Other - 0.1%
Utica Shale Drilling Program (non-operating revenue interest) (c)(d)(e) (Cost $9,102,153)	7,127,347	2,564,369

Money Market Funds - 4.2%
	Shares	Value ($)
Fidelity Cash Central Fund 0.31% (f) (Cost $68,290,357)	68,276,702	68,290,357

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $1,018,605,912)	1,631,571,528
NET OTHER ASSETS (LIABILITIES) - 0.0%	(446,806)
NET ASSETS - 100.0%	1,631,124,722

Written Options
	Counterparty	Number of Contracts	Notional Amount ($)	Exercise Price ($)	Expiration Date	Value ($)
Call Options
Apple, Inc.	Chicago Board Options Exchange	200	3,492,200	180.00	05/20/22	(94,500)
Hess Corp.	Chicago Board Options Exchange	100	1,070,400	115.00	05/20/22	(36,500)

TOTAL WRITTEN OPTIONS						(131,000)

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $4,562,600.
(c)	Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.
(d)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,564,369 or 0.2% of net assets.

(e)	Level 3 security
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Utica Shale Drilling Program (non-operating revenue interest)	10/05/16 - 12/16/20	9,102,153

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 0.31%	72,643,657	181,425,621	185,778,921	23,544	-	-	68,290,357	0.1%
Fidelity Securities Lending Cash Central Fund 0.31%	23,456,173	216,441,558	239,897,731	1,330,964	-	-	-	0.0%
Total	96,099,830	397,867,179	425,676,652	1,354,508	-	-	68,290,357

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options: Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded options to manage its exposure to the stock market.

Open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions." Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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